UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2010

TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
11130 Sunrise Valley Drive, Suite 300 Reston, Virginia (Address of Principal Executive Offices)		20191 (Zip Code)
Registrant's telephone number, including area code: 571-382-1000
Not Applicable ------------------------------------------------------------------------------------------------------------------------ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2010, Tier Technologies, Inc., or Tier, filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that its Board of Directors had elected Charles W. Berger, a member of the Board, as interim Chief Executive Officer, effective June 23, 2010. At the time of Mr. Berger’s election, Mr. Berger’s compensation and benefits had not yet been established.

This amendment to the Original Form 8-K is being filed to report that on July 15, 2010, Mr. Berger and Tier entered into a letter agreement setting the terms of Mr. Berger’s employment with Tier as its interim Chief Executive Officer. The letter agreement provides that Mr. Berger will serve as the Chief Executive Officer of Tier for a period of up to 60 days, beginning on June 23, 2010 (the “Interim Period”). Mr. Berger’s compensation will be $17,307.69 per bi-weekly pay period before applicable tax withholdings.  The Compensation Committee of the Board may, in its discretion, award Mr. Berger a bonus at the conclusion of his service as Chief Executive Officer.

The letter agreement also provides that Tier will reimburse Mr. Berger for reasonable expenses incurred or paid by him in connection with the performance of his duties as Chief Executive Officer.

If a new Chief Executive Officer has not begun working by the end of the Interim Period, the terms of the letter agreement will automatically extend, absent notice to the contrary by either Mr. Berger or the Board.

The foregoing description of the letter agreement is a summary only and is qualified in its entirety by the full letter agreement, a copy of which is filed as Exhibit 99.2 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press release titled “Tier Technologies Announces Management Change”, issued by Tier on June 24, 2010.*
99.2	Letter Agreement dated July 15, 2010 between Charles W. Berger and Tier Technologies, Inc.
*Filed with original Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.

	By:	/s/ Ronald W. Johnston
	Name:	Ronald W. Johnston
	Title:	Chief Financial Officer
Date: July 19, 2010

Exhibit Index

Exhibit No.	Description
99.1	Press release titled “Tier Technologies Announces Management Change”, issued by Tier on June 24, 2010.*
99.2	Letter Agreement dated July 15, 2010 between Charles W. Berger and Tier Technologies, Inc.
*Filed with original Form 8-K.